                                                               CUSTODY AGREEMENT



ACCOUNT INFORMATION

ACCOUNT NUMBER: 700016472-00

ACCOUNT NAME: VENTURE LENDING & LEASING III, INC. "CLIENT"

ACCOUNT TYPE:

     /X/ Corporation                 / / Public Funds

     / / Separate Property           / / Community Property

     / / Joint Tenants with Rights   / / Tenants in Common
           of Survivorship

     / / Other: _________________________________________

TAX ID / SOCIAL SECURITY #: 77-0534084

TAX STATUS:

     / / U.S. Citizen                /X/ U.S. Corporation

     / / U.S. Partnership            / / Non-Resident Alien

     / / Other: _________________________________________

SHAREHOLDER INFORMATION:

     In accordance with the Shareholder Communications Act of 1985, Union Bank of California

              /X/ is authorized           / / is NOT authorized

     to disclose upon request to companies whose securities are held in the Account (a) Client's and/or Agent's name and address, and (b) holdings in the Account of securities issued by such companies. If client does not object to such disclosure above, Bank is required by law to provide such information.

COST METHOD:  /X/ FIFO    / / LIFO    / / HIFO     / / LOFO

CUSTODIAN FEES:

      / / Charge Account                OR               /X/ Bill Client

      /X/ Monthly                       OR               / / Quarterly

STATEMENTS:

     Client:  /X/ Monthly               OR               / / Quarterly

     Other:   / / Monthly               OR               / / Quarterly

     Other Address: _______________________________________________________

     ______________________________________________________________________

     ______________________________________________________________________

     ______________________________________________________________________


TERMS AND CONDITIONS

1. APPOINTMENT AS AGENT

Client hereby appoints Union Bank of California, N.A. ("Bank"), as agent to act as custodian of the cash, marketable securities described in Schedule A ("Property") included herein, and other Property which may be deposited by Client with Bank from time to time to be held in the account established by this Agreement ("Account"). Bank agrees to act as Client's agent for such Property according to the terms and conditions of this Agreement; provided however, that Bank shall have no duties or responsibilities with respect to any assets other than cash or marketable securities that may be held in this Account from time to time, unless specifically set forth in an Addendum to this Agreement and provided further that Bank in its sole discretion, may reasonably refuse to accept any assets now or hereafter delivered to it for inclusion in the Account and shall promptly so notify Client and return the assets to Client. Client represents and warrants that Client is authorized to enter into this Agreement and to retain Bank on the terms and conditions and for the purposes described herein.

2. REGISTRATION

     2.1 INVESTMENT AUTHORITY. Client shall have sole responsibility for the investment, review, and management of all Property held in this Account. Bank shall make or settle all purchases, sales, exchanges, investments and reinvestments of the Property held in this Account only upon receipt of, and pursuant to, Cllient's instructions. Bank shall have no duty or obligation to review, or to make recommendations for, the investment and reinvestment of any of the Property held in this Account, including uninvested cash.

     2.2 IDENTIFICATION OF SECURITIES. Bank shall ensure the securities are at all times properly identified as being held for the appropriate Account. Bank shall segregate physically the securities from other securities or property held by Bank. Bank shall not be required to segregate physically the securities from other securities or property held by Bank for third parties as custodian, but Bank shall maintain adequate records showing the true ownership of the securities.

     2.3 DELIVERY OF SECURITIES. If Client directs Bank to deliver certificates or other physical evidence of ownership of securities to any broker or other party, other than a depository employed by Bank for purposes of maintaining the Account, Bank's sole responsibility shall be to exercise care and diligence in effecting the delivery as instructed by Client. Upon completion of the delivery, Bank shall be discharged completely of any further liability or responsibility with respect to the safekeeping and custody of securities so delivered.

     2.4 USE OF NOMINEES. Bank shall have the right to hold all registered securities in the name of its nominee.

     2.5 USE OF SECURITIES DEPOSITORY. Bank may, in its discretion, deposit in a securities depository any securities which, under applicable law, are eligible to be so deposited. If Bank deposits securities with a depository, Bank shall maintain adequate records showing the identity and location of the depository, the securities held by the depository and each account to which such securities belong.

     2.6 USE OF INSTITUTIONAL DELIVERY SYSTEM. Notwithstanding any other language in this Agreement, Bank may settle all securities transactions effected by Client through the use of an institutional delivery system. Bank may deliver or receive securities in accordance with appropriate trade reports or statements received through an institutional delivery system without having received written direction directly from Client.

3.   TRANSACTIONS

     3.1 INCOME. Bank shall collect the income when paid on Property and invest it in that cash management vehicle as designated from time to time by Client upon receipt of instructions to that effect.

     3.2 PRINCIPAL. Bank shall collect principal of Property when paid on maturity, redemption, sale or otherwise and invest it in that cash management vehicle designated from time to time by Client upon receipt of instructions to that effect.

     3.3 COLLECTION OBLIGATIONS. Bank shall diligently collect income and principal of which the Bank has received actual notice in accordance with normal industry practices. However, Bank shall be under no obligation or duty to take any action to effect collection of any amount if the securities or other property upon which such amount is payable is in default, or if payment is refused after due demand. Bank shall notify Client promptly of such default or refusal to pay.

     3.4 ADDITIONS TO AND WITHDRAWALS FROM ACCOUNT. Bank shall make all additions and withdrawals of Property to and from this Account only upon receipt of and pursuant to written instructions from Client.

     3.5 FRACTIONAL INTERESTS. Bank shall receive and retain all stock distributed by a corporation as a dividend, stock split, or otherwise; however, in connection therewith, if a fractional share is received, Bank shall sell such fractional share.

     3.6 PURCHASE AND SALES. Client from time to time may instruct Bank regarding the purchase or sale of securities in accordance with this paragraph 3.6:

          (a) Bank shall effect purchases by charging the Account with the amount necessary to make the purchase and effecting payment to the seller or broker for the securities or other property purchased. Bank shall have no liability of any kind to any person, including Client, except in the case of negligent or intentional tortuous acts, or willful misconduct, if Bank effects payment on behalf of Client, and the settler or broker fails to deliver the securities or other property purchased. Bank shall exercise such ordinary care and diligence as would be employed by a reasonably prudent custodian and due diligence in examining and verifying the certificates or other indicia of ownership of the property purchased before accepting them.

          (b) Bank shall effect sales by delivering certificates or other indicia of ownership of the Property, and, as instructed, shall receive cash for such sales. Bank shall have no liability of any kind to any person, including Client, if Bank exercises due diligence and delivers such certificates or indicia of ownership and the purchaser or broker fails to effect payment. If a purchase or sale is effected through a depository, Bank shall exercise such ordinary care and diligence as would be employed by a reasonably prudent custodian and due diligence in verifying proper consummation of the transaction by the depository.

          (c) Client, is responsible for ensuring that Bank receives timely instructions and/or funds to enable Bank to effect settlement of any purchase or sale of securities. If Bank does not receive such timely instructions or funds, Bank shall have no liability of any kind to any person, including Client, for failing to effect settlement. However, Bank shall use reasonable efforts to effect settlement as soon as possible after receipt of appropriate instructions.


4.   PROXIES AND CORPORATE ACTIONS AND LITERATURE

     4.1 PROXIES. Bank shall forward all proxies and accompanying material issued by any company whose securities are held in the Account to Client as directed.

     4.2 CORPORATE LITERATURE. Bank shall have no duty to forward or to retain any other corporate material received by the Account unless required to do so by law.

     4.3 DISCLOSURE TO ISSUERS OF SECURITIES. Unless Client directs Bank in writing to the contrary, Client agrees that Bank may disclose the name and address of the party with the authority to vote the proxies of the securities held in this Account as well as the number of shares held, to any issuer of said securities or its agents upon the written request of such issuer or agent in conformity with the provisions of the applicable law.

     4.4 CORPORATE ACTIONS. Bank shall notify Client of the receipt of notices of redemptions, conversions, exchanges, calls, puts, subscription rights, and scrip certificates ("Corporate Action(s)"). Bank need not monitor financial publications for notices of Corporate Actions and shall not be obligated to take any action unless actual notice has been received by Bank. Client shall have full responsibility for all monitoring, notices, and other actions necessary in connection with Corporate Actions and Bank shall have no duty to provide notification to Client. If a Corporate Action has a fixed expiration date, and Bank has not received written instructions (including facsimile transmissions), regarding it five business days prior to such date, Bank shall take such action as it deems appropriate in its sole discretion.

5.   STATEMENTS AND CONFIRMATIONS

     5.1 STATEMENTS. Each month Bank shall send Client a statement showing all income and principal transactions and cash positions, and a list of assets, showing market values, if such values are readily available from a nationally recognized pricing service; otherwise assets will be listed at such nominal value as Bank shall determine. Bank shall have the right to rely on the prices quoted by its pricing services, and shall have no obligation to question the accuracy of the valuation provided by any such service. Client may approve or disapprove any such statement within sixty (60) days of its receipt, and, if no written objections are received within the sixty (60) day period, such statement of Account shall be deemed approved.

     5.2 CONFIRMATIONS. Bank shall have no responsibility to send confirmations of security transactions occurring in this Account to Client for security transactions at any time at no additional cost to Client, and such confirmations shall be sent to Client within the time prescribed by law.

6.   USE OF OTHER BANK SERVICES

Client may direct Bank to utilize for this Account other services or facilities provided by Bank, its subsidiaries or affiliates. Such services shall include, but not be limited to (1) the purchase or sale of securities as principal to or from, or, (2) the placing of orders for the purchase, sale, exchange, investment or reinvestment of securities through any brokerage service conducted by, or, (3) the placing of orders for the purchase or sale of units of any investment company managed or advised by Bank, UnionBanCal Corporation, or their subsidiaries or affiliates, and for which Bank, UnionBanCal Corporation, or their subsidiaries or affiliates act as custodian or provide other services. Client hereby acknowledges that Bank will receive additional fees for such services in accordance with Bank's standard fee schedules, which shall be delivered to Client from time to time. Notwithstanding the above, Client may direct Bank to utilize for this Account for cash management purposes the HighMark-SM- Group of mutual funds advised by Bank, and for which Bank may also act as custodian and provide other services. Client shall designate the particular HighMark-SM- Fund that Client deems appropriate for the Account. Client hereby acknowledges that Bank will receive fees for such services, which shall be in addition to those fees charged by Bank as agent for the Client's custody Account.

7.   INSTRUCTIONS

Bank is authorized to take actions in the administration of the Account as instructed by Client in the Account Information Section of this Agreement. Client agrees that such instructions remain in force until canceled or amended by Client in writing.

All instructions from Client shall be in writing, and shall continue in force until changed by subsequent instructions. Pending receipt of written authority, Bank may in its absolute discretion at any time, accept oral, wired or electronically transmitted instructions from Client provided Bank believes in good faith that the instructions are genuine. Client shall confirm such instructions in writing immediately thereafter. Client shall certify or cause to be certified to Bank in writing the names and specimen signatures of all persons authorized to give instructions, notices, or other communications on behalf of Client. The Client signatures to this agreement shall be considered to be specimen signatures. Such certification shall remain effective until Bank receives notice to the contrary.

Client and all Authorized Representatives initiating funds transfers and receiving call backs on behalf of Client must also be designated as Authorized Signers on a separate Authorized Signature List, which must provide an original specimen signature for each Authorized Representative. Designation of Authorized Representatives will remain in force until canceled or amended in writing by Client. Client hereby designates all individuals listed on Client's Authorized Signature List, as amended from time to time, as Authorized Representatives of Client to initiate instructions and receive call backs for funds transfers from the Account. As used herein Authorized Representatives means the individual(s) designated by Client to initiate funds transfer instructions in accordance with Paragraph 8 of this Agreement.

8.   FUNDS TRANSFER INSTRUCTIONS.

     (a) Client authorizes Bank to act upon instructions for the transfer of funds from the Account to any other account(s) of Client or to any third party when such instructions are received from Client or Client's Authorized Representative (as designated in Paragraph 7 hereof) and have been authenticated by Bank in accordance with the securities procedures agreed to by Client as set forth in Paragraph (b) below.

     (b) Client agrees to the security procedure(s) offered by Bank to authenticate, amend, and request cancellation of funds transfer instructions as set forth below. If a funds transfer instruction received by Bank purports to have been transmitted or authorized by Client, it will be deemed effective as Client's instruction if Bank followed the security procedure(s) set forth below:

          i) AUTHENTICATED ELECTRONIC INSTRUCTION. Funds transfer instructions received by Bank via secured electronic systems, e.g., Telex, Swift, etc. carry the same force as if Client or the Authorized Representative gave such instruction directly.

          ii) STANDING INSTRUCTION FOR FUNDS TRANSFERS. If Client instructs Bank in writing to initiate funds transfers to any account(s) of Client or to any designated third party beneficiary under standing instructions, Bank will perform no callback for such Bank initiated funds transfers.

          iii) REPETITIVE FUNDS TRANSFERS. Repetitive funds transfers may be initiated via facsimile by Client or Authorized Representative after Bank has performed an initial call back to a different Authorized Representative to verify the repetitive transfer information. Upon receiving each funds transfer request, Bank will verify that the individual whose signature appears on the funds transfer request is an Authorized Representative, and that the repetitive payment destination matches the beneficiary data on the initial authorization.

          iv) NON-REPETITIVE FUNDS TRANSFERS. Non-repetitive funds transfers may be initiated via facsimile by Client or Authorized Representative after Bank has performed a call back to a different Authorized Representative and has verified that the individual whose signature appears on the funds transfer request is an Authorized Representative. If Client selects this security procedure for non-repetitive funds transfers, Client acknowledges that Client may assume a greater risk of unauthorized transfers than with other procedures offered by Bank.

     (c) Bank will use its best efforts to execute each properly authorized funds transfer instructions on the day of receipt if Bank receives the instruction and is able to authenticate it before Bank's cut-off time, and the day of receipt is a funds transfer business day for Bank and the transmission facility selected. Bank may change its cutoff time without prior notice to Client.

      (d) Bank at its sole discretion may reject any funds transfer instructions which (i) exceeds the collected and available funds on deposit in the Account;
(ii) is not authenticated to Bank's satisfaction or which Bank believes may not be authorized by Client; (iii) contains incorrect, inconsistent, ambiguous, or missing information; (iv) involves funds which are subject to a lien, security interest, claim, hold, dispute, or legal process prohibiting withdrawal. Bank shall incur no liability to Client for any loss occasioned by Bank's refusal, with or without notice to Client, to honor any funds transfer instructions.

     (e) If there are insufficient available funds in the Account to cover Client's obligations under this Agreement, Bank may at is sole discretion choose to complete funds transfers initiated by Client, and Client agrees to immediately repay Bank the amount of any overdraft created thereby plus any overdraft charges imposed in connection therewith, without notice or demand to Client.

     (f) If Client's transfer instructions identifies the beneficiary, the beneficiary's bank, or an intermediary bank by name and an account or other identifying number, Bank and subsequent parties to the funds transfer may act solely on the basis of such number, even if the name and number do not agree.

     (g) Client shall have no right to cancel or amend a funds transfer instruction after its receipt by Bank. However, Bank shall use reasonable efforts to act on a request by Client to cancel or amend an instruction prior to executing it, but shall have no liability if cancellation or amendment is not effected.

      (h) Except as otherwise required by the California Commercial Code, Bank shall not be responsible for any loss or liability arising in connection with this Addendum from (i) any inaccuracy, act or failure to act on the part of any person not within Bank's reasonable control, including, without limitation, the failure of other financial institutions to provide accurate or timely information to Bank or Client; (ii) the failure of other financial institutions to accept payment orders; (iii) Client's negligence or breach of this Agreement;
(iv) any ambiguity or inaccuracy in any instruction or in the information set forth in this Agreement given to Bank by Client; (v) any error, failure or delay in execution of any funds transfer instruction, or cancellation or amendment, including without limitation, any inoperability of computer or communication facilities, or other circumstances beyond Bank's reasonable control.

     (i) AUTHORIZATION FOR FACSIMILE INSTRUCTIONS. Client hereby authorizes Bank to accept funds transfer instructions via facsimile transmittal from Client or Client's Authorized Representative under the procedures set forth in Section 1(b) of this Agreement.

9.   BANK RESPONSIBILITIES AND LIABILITIES

     (a) In performing its duties hereunder, Bank shall exercise no less than the same degree of care and diligence it ordinarily exercises with respect to similar property of its own.

     (b) Bank shall not be liable or responsible for any loss, damage, expense, failure to perform or delay caused by accidents, strikes, fire, flood, war, riot, electrical or mechanical or communication line or facility failures, acts of third parties (including without limitation any messenger, telephone or delivery service), acts of God, war government action, civil commotion, fire, earthquake, or other casualty or disaster or any other cause or causes which are beyond Bank's reasonable control. However, Bank shall use reasonable efforts to replace securities lost or damaged due to such causes with securities of the same class and issue with all rights and privileges pertaining thereto. In all cases, Bank's liability for any act or failure to act under this Agreement shall be limited to the resulting direct loss, if any, of Client. Under no circumstances shall Bank be liable for any consequential, indirect, punitive, or special damage which Client may incur or suffer in connection with this Agreement.

     (c) The parties intend that Bank shall not be considered a fiduciary of the Account. Accordingly, Bank shall have no power to make decisions regarding any policy, interpretation, practice, or procedure with respect to the Account, but shall perform the ministerial and administrative functions described in the Agreement as provided herein and within the framework of policies, interpretations, rules, practices, and procedures made by Client, as the same shall be reflected in instructions to Bank from Client.

     (d) Bank shall not be required to appear in or defend any legal proceedings with respect to the Account or the securities unless Bank has been indemnified to its reasonable satisfaction against loss and expense (including reasonable attorney's fees).

10.  COMPENSATION AND OTHER CHARGES

     10.1 COMPENSATION. Bank's annual fee as agent shall be based on the fee schedule of the Bank as accepted by Client from time to time. Fees shall be invoiced monthly in advance, and charged to Account, unless Bank is otherwise instructed.

     10.2 CHARGING THE ACCOUNT. Upon receipt of approval from Client, Bank is authorized to charge the Account for incidental expenses as well as for the funds necessary for Bank to complete any purchase or expense, to make any directed disbursement or to take any other action regarding the Account. Bank shall have no duty to make any purchases, exchanges, or disbursements or to incur any expenses, unless the funds necessary to cover the amount of expense are available in the Account. Client will pay back any fees or costs incurred directly if funds in the account are insufficient.

11.  COST BASES AND DATES OF ACQUISITION

Client agrees to furnish Bank with the income tax cost bases and dates of acquisition of all Property held in the Account to be carried on its records. If Client does not furnish such information for any such Property, Bank shall carry the Property at any such nominal value it determines, such value to be for bookkeeping purposes only. All statements and reporting of any matters requiring this information will use this nominal value. Bank shall have no duty to verify the accuracy of the cost bases and dates of acquisition furnished by Client. Property purchased in the Account shall be carried at cost.

12.  LIMITED POWER OF ATTORNEY

Bank is hereby granted a limited power of attorney by Client to execute on Client's behalf any declarations, endorsements, assignments, stock or bond powers, affidavits, certificates of ownership or other documents required (1) to effect the sale, transfer, or other disposition of Property held in the Account,
(2) to obtain payment with respect to Property held in the Account, or (3) to take any other action required with respect to the Property held in the Account, and in the Bank's own name to guarantee as Client's signature any signature so affixed.

13.  INDEMNIFICATION

As additional consideration for the Bank's acceptance of this Account and its agreement to act as agent, Client agree to indemnify, and hold Bank, its officers, directors, employees, agents, successors and assigns harmless from and against any and all losses, liabilities, demands, claims, and expenses, attorney's fees and taxes (other than those based on Bank's net income) arising out of or in connection with this Agreement, or out of any actions of Client or Client's agents which are not caused by Bank's gross negligence or willful misconduct. This provision shall survive the termination of this Agreement and shall be binding upon each party's successors, assigns, heirs and personal representatives.

14.  AMENDMENT AND TERMINATION OF AGREEMENT

     14.1 AMENDMENT. This Agreement may be amended only by a written agreement executed by Bank and Client.

     14.2 TERMINATION. This Agreement may be terminated at any time by written notice from one party to the other. Such termination shall be effective immediately. Upon termination, Bank shall have a reasonable amount of time to transfer the Property held in the Account in accordance with the written instructions of Client or the person or entity legally entitled to receive such Property. Bank's fees and costs related to termination, including without limitations, costs for shipping securities and other Property held in the Account and costs of reregistering securities, generating reports and accounting for disposition of cash shall be charged to the Account.

15.  ENTIRE AGREEMENT

This Agreement and Supplement constitutes the entire Agreement among the parties. All previous agreements, and instructions whether written or oral, between the Bank and Client are hereby superseded.

16.  SINGULAR AND PLURAL

If more than one person shall execute this Agreement, then where the context permits, singular pronouns shall be deemed to be plural personal pronouns.

17.  GOVERNING LAW

This Agreement shall be governed by, and construed under, the laws of the State of California.

18.  TAXATION OF ACCOUNT

     18.1 CERTIFICATION. Client agrees to provide a completed W-9 or W-8 certification, as appropriate, to Bank.

     18.2 CLIENT'S RESPONSIBILITY FOR FILING TAX RETURNS AND PAYING TAXES. Client is responsible for filing any and all tax returns and for paying the taxes on all property and income of this account.

19.  NOTICES

     19.1 MAILING OF NOTICES. ALL NOTICES, REQUESTS, DEMANDS AND OTHER COMMUNICATIONS UNDER THIS AGREEMENT SHALL BE IN WRITING AND SHALL BE DEEMED AS HAVING BEEN DULY GIVEN ON THE DATE OF SERVICE, IF SERVED PERSONALLY ON THE PARTY TO WHOM NOTICE IS TO BE GIVEN, OR ON THE FIFTH DAY AFTER MAILING, IF MAILED TO THE PARTY TO WHOM NOTICE IS TO BE GIVEN AND PROPERLY ADDRESSED AS FOLLOWS:


     Client Address:

     Venture Lending & Leasing III, Inc.
     2010 N. First Street, Suite 310
     San Jose, CA 95131

     ATTN: Chief Financial Officer


     Bank:

         Union Bank of California
         Corporate Trust Department
         475 Sansome Street, 12th Floor
         San Francisco, CA 94111
         Attn:  Douglas J. Schlafer, Vice President

     19.2 CHANGE OF ADDRESS. Either party may change the address at which notice may be given by giving ten (10) days prior written notice of such change to the other party.



20. EFFECTIVE DATE

This Agreement shall be effective upon the date of receipt by the Bank of the Property described in the attached Schedule A.


     Client:  Venture Lending & Leasing III, Inc.


     By:      /s/ Ronald W. Swenson
              -------------------------------
     Name:    Ronald W. Swenson
     Title:   Chief Executive Officer

     Date:    May 18, 2000


     By:      /s/ Salvador O. Gutierrez
              -------------------------------
     Name:    Salvador O. Gutierrez
     Title:   President
     Date:    May 18, 2000


     By:      /s/ Brian R. Best
              -------------------------------
     Name:    Brian R. Best
     Title:   Chief Financial Officer
     Date:    May 18, 2000

Accepted:

              UNION BANK OF CALIFORNIA, N.A., Agent


     By:      /s/ Douglas Schlafer
              -------------------------------

     Title:   Vice President
              -------------------------------

     Date:    May 18, 2000


SCHEDULE A

         Bank Accounts
         Bankers Acceptances
         Certificates of Deposit
         Collateralized Mortgage Obligations
         Commercial Paper
         Common Stocks
         Convertible Stocks
         Corporate Bonds
         Foreign Listed Securities Futures
         Government Agency Issues
         Government Bonds
         Insurance Contracts
         Lease Agreements
         Limited Partnership Units - Publicly Traded
         Loan Agreements
         Municipal Bonds
         Mutual Funds
         Options
         Preferred Stocks
         Private Placements
         Repurchase Agreements
         Reverse Repurchase Agreements
         Warrants

                                SCHEDULE OF FEES

                             (Revised May 11, 2000)

                                       FOR

                          WESTERN TECHNOLOGY INVESTMENT

                       Venture Lending & Leasing III, LLC
                       Venture Lending & Leasing III, INC.

ANNUAL ADMINISTRATION FEE                $ 24,000

         Custodian fees for services rendered under a Custodian-Depository Agreement are as follows:

SERVICES INCLUDED


     -    Initial Loan Examination

     -    Asset Safekeeping

     -    Income Collection

     -    Capital Changes - Proxies

     -    Monthly Cash and Asset Statements

     -    Personal Account Coordinator assigned to your account

     -    Dial-in access to the Bank's Trustware Accounting System

     -    Disbursements

     -    Wires

     -    Receipt of funds

     -    Out of pocket expenses except air courier service

     SUPPLEMENT TO CUSTODY AGREEMENT ("CUSTODY AGREEMENT"), DATED AS OF MAY 18, 2000, BETWEEN VENTURE LENDING & LEASING III, INC. AND UNION BANK OF
                                CALIFORNIA, N.A.

     Notwithstanding any provision of the Custody Agreement, the following provisions shall apply with full force and effect as if contained in the Custody Agreement. In the event of a conflict between any provision of the Custody Agreement and this Supplement, the provisions of this Supplement shall control.

     1) INSTRUCTIONS. With the exception of transfers to Venture Lending & Leasing III, LLC, which will require one signature, all Instructions regarding the transfer of cash or Property must be signed by two Authorized Representatives. Authorized Representatives shall be designated by the Client by means of a certificate of the Secretary or Assistant Secretary of the Client certifying that the Board of Directors of the Client has passed a resolution authorizing and empowering the Authorized Representatives to provide Instructions under the Custody Agreement.

     2) PAYMENT OF CASH. The Bank shall make payment of cash to the Account or shall debit the Account only (a) for the purchase of Property for the Client upon the delivery of such Property to the Bank, registered in the name of the Client or of the nominee of the Bank; (b) for payments in connection with the conversion, exchange or surrender of Property owned or subscribed to by the Client held by or to be delivered to the Bank; (c) for payments in connection with the return of the cash collateral received in connection with Property loaned by the Client; (d) for payments of interest, dividends, taxes and in connection with rights offerings; or (e) for other proper Client purposes as are specified in an Instruction. All securities and other Property accepted in connection with the purchase of such Property, if (a) usual in the course of local market practice or (b) specifically required in instructions from the Client, shall be accompanied by payment of, or a "due bill" for, any dividends, interest or other distributions of the issue due the purchaser.

     3) DELIVERY OF PROPERTY. The Bank shall have sole power to release or deliver any Property of the Client held by the Bank pursuant to the Custody Agreement. The Bank agrees that Property held by the Bank will be transferred, exchanged or delivered only (a) for sales of securities for the account of the Client in accordance with (i) "New York Street Practice", (ii) predominant established practice in the relevant local market, or (iii) specific instructions from the Client; or (b) when Property is called, redeemed or retired or otherwise become payable; (c) for examination by any broker selling any such securities in accordance with "street delivery" custom or other relevant local market practice; (d) in exchange for or upon conversion into other Property whether pursuant to any plan of merger, consolidation, reorganization, recapitalization or readjustment, or otherwise; (e) upon conversion of such Property pursuant to its terms into other Property; (f) upon exercise of subscription, purchase or other similar rights represented by such Property pursuant to its terms; (g) for the purpose of exchanging interim receipts or temporary securities for definitive securities; (h) for the purpose of tendering Property; (i) for the purpose of delivering Property lent by the Client; (j) for purposes of delivering collateral upon redelivery of Property lent or for purposes of delivering excess collateral; or (k) for other proper Client purposes. As to any deliveries made by Bank pursuant to items (b), (d),
(e), (f), (g), (i), (j) and (k), Property in exchange therefor shall be deliverable to the Bank. The Bank may rely upon any Instructions relating thereto as provided for in the Custody Agreement and this Supplement.

     4) Additional Termination Provisions. Upon termination of the Custody Agreement, the Bank shall deliver the Property of the client to such entity as is designated by the Client by means of a certificate of the Secretary or Assistant Secretary of the Client certifying that the Board of Directors has appointed such entity as the successor custodian and in the absence of such a designation may, but shall not be obligated to, deliver them to a bank or trust company of the Bank's own selection having an aggregate capital, surplus and undivided profits as shown by its last published report of not less than 50 million dollars ($50,000,000), the Property to be held by such bank or trust company for the benefit of the Client under terms similar to those of the Custody Agreement as supplemented and the Client to be obligated to pay to such transferee the then current rates of such transferee for services rendered by it; provided, however, that the Bank may decline to transfer such amount of such Property equivalent to all fees and other sums owing by the Client to the Bank, and the Bank shall have a charge against and security interest in such amount until all monies owing to it have been paid, or escrowed to its satisfaction.

     5) Document Custody Services. The Bank will provide custody of loan documentation, warrants and other documents as follows:

     A. The Bank will provide physical safekeeping of documents executed in connection with loans, leases, and installment sales contracts held within custodial accounts and subaccounts;

     B. The Bank shall review each document received from or on behalf of the Client in accordance with Instructions provided by the Client from time to time for that purpose;

     C. The Bank shall notify the Client of any missing, incomplete, or inconsistent documents by means agreeable to Client and the Bank. The Client may deposit such missing documents or complete or correct the documents as may be specified in instructions of record.

     D. The Bank will release and deliver said documents pursuant to Client's Instructions as required.

     6) Investments. Unless otherwise instructed in writing by two Authorized Representatives, all cash balances in the account shall be invested as soon as reasonably practicable by the Custodian in the Provident Institutional Funds' Institutional Shares' TempFund, Cusip 743884579.

     Client:      VENTURE LENDING & LEASING III, INC.


     By:          /s/ Ronald W. Swenson
                  ---------------------
     Title:       Chief Executive Officer
     Date:        May 18, 2000

     By:          /s/ Salvador O. Gutierrez
                  -------------------------
     Title:       President
     Date:        May 18, 2000

     By:          /s/ Brian R. Best
                  -----------------
     Title:       Chief Financial Officer
     Date:        May 18, 2000


Accepted:

         UNION BANK OF CALIFORNIA, N.A., Agent


     By:          /s/ Douglas Schlafer
                  --------------------
     Title:       Vice President

     Date:        May 18, 2000